Exhibit 10.1

FIRST AMENDMENT

TO THE

ATLASCLEAR HOLDINGS, INC.

2024 equity INCENTIVE PLAN

THIS FIRST AMENDMENT, made effective as of May 27, 2026, by AtlasClear Holdings, Inc., a Delaware corporation (the “Company”) to the AtlasClear Holdings, Inc. 2024 Equity Incentive Plan (the “Plan”).

W I T N E S S E T H:

WHEREAS, the Company did establish the Plan for the sole and exclusive benefit of its eligible participants and their respective beneficiaries so that the Company could attract, motivate, retain and reward them, and

WHEREAS, pursuant to Section 22 of the Plan, the Company reserved the right to amend said Plan;

NOW, THEREFORE, effective as of May 27, 2026, the Plan shall be amended as follows:

1.	The first sentence of Section 3(a) of the Plan is hereby amended, in its entirety, to read as follows:

“Subject to the provisions of Sections 3(b) and 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 15,590,046.”

2.	In all other respects, the Plan shall remain unchanged by this First Amendment.

IN WITNESS WHEREOF, the Company has caused this First Amendment to be effective the day and year first above written.

ATLASCLEAR HOLDINGS, INC., a Delaware corporation

Dated: May 27, 2026	By:	/s/ John Schaible
	Name:	John Schaible
	Title:	Executive Chairman